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                                                                EXHIBIT 10.3(b)


                               August 25, 2000

Aames Capital Corporation
350 South Grand Avenue
Los Angeles, California  90071

               Re: Second Amended and Restated Master Repurchase Agreement Governing Purchases and Sales of Mortgage Loans, dated as of April 28, 2000, as amended by the First Amendment to Second Amended and Restated Master Repurchase Agreement Governing Purchases and Sales of Mortgage Loans dated as of June 1, 2000 (together, the "Master Repurchase Agreement"), between Aames Capital Corporation as Seller, and Lehman Commercial Paper Inc. as Buyer.

Gentlemen:

     Reference is made to the Master Repurchase Agreement. Capitalized terms used but not defined herein shall have the meanings set forth in the Master Repurchase Agreement.

     Buyer hereby notifies Seller that Section 13(a)(xv) of the Agreement is hereby deleted in its entirety and replaced with the following:

     "the Leverage Ratio of the Guarantor as calculated on the last Business Day of each month shall exceed (a) prior to and on June 30, 2000, 13.0 to 1.0, (b) after June 30, 2000 and prior to and on July 31, 2000, 12.0 to 1.0, (c) after July 31, 2000 and prior to and on August 31, 2000,
     10.99 to 1.0 and (d) after August 31, 2000 and prior to and on the earlier to occur of September 30, 2000 and the closing of a Securitization (as such term is defined in the Fee Letter), 10.00 to 1.0;"

     If you are in agreement with the foregoing terms of this letter agreement, please execute all of the enclosed copies and return two fully executed copies to the undersigned.

                                       Very truly yours,

                                       LEHMAN COMMERCIAL PAPER INC.

                                       By:  /s/ Fred C. Madonna
                                          -----------------------------------
                                            Name: Fred C. Madonna
                                            Title: Authorized Signature

Accepted and Agreed to:

AAMES CAPITAL CORPORATION

By: /s/ John Kohler
------------------------------------
    Name: John Kohler
   Title: Executive Vice President